CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


         The undersigned, the President of PBHG Funds (the "Fund"), with respect to the Form N-CSR for the period ended September 30, 2004, as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: December 1, 2004

                                      /s/ David J. Bullock
                                      -----------------------------------------
                                      David J. Bullock
                                      President and Principal Executive Officer

                                  CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


         The undersigned, the Treasurer and Chief Financial Officer of PBHG Funds (the "Fund"), with respect to the Form N-CSR for the period ended September 30, 2004, as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: December 1, 2004

                                       /s/ Lee T. Cummings
                                       ----------------------------------------
                                       Lee T. Cummings
                                       Treasurer and Principal Financial Officer